Exhibit 10.1

COUNTERPART FOR ADDITIONAL GUARANTORS

This COUNTERPART (this “Counterpart”), dated August 16, 2012, is delivered pursuant to Section 16 of the Guaranty referred to below. The undersigned hereby agrees that this Counterpart may be attached to the Guaranty, dated as of July 17, 2006 (as it may be from time to time amended, modified or supplemented, the “Guaranty”; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), among the Guarantors named therein and Wilmington Trust, National Association, as successor-in-interest to The Bank of New York Mellon as Collateral Agent, as Guarantied Party. The undersigned, by executing and delivering this Counterpart, hereby becomes an Additional Guarantor under the Guaranty in accordance with Section 16 thereof and agrees to be bound by all of the terms thereof.

IN WITNESS WHEREOF, the undersigned has caused this Counterpart to be duly executed and delivered by its officer thereunto duly authorized as of August 16, 2012.

NextWave Holdco LLC

By:	/s/ Francis J. Harding
Title:	Francis J. Harding, Treasurer

Address:	12264 El Camino Road, Ste. 305
San Diego, California 92130
Facsimile: 858-704-7825
Attention: Frank Cassou, Esq.

NextWave Metropolitan Inc.

By:	/s/ Francis J. Harding
Title:	Francis J. Harding, President

Address:	12264 El Camino Road, Ste. 305
San Diego, California 92130
Facsimile: 858-704-7825
Attention: Frank Cassou, Esq.